UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 27, 2002
Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 37 pages.

ITEM 9.    REGULATION FD DISCLOSURE

     The purpose of this Current Report on Form 8-K is to announce the signing of a definitive agreement for BB&T to acquire Equitable Bank of Wheaton, Maryland and to furnish the related information provided to analysts.

BB&T to acquire Equitable Bank of Wheaton, Md.

          WINSTON-SALEM, N.C. - BB&T Corporation (NYSE: BBT) today said it plans to buy Equitable Bank (NASDAQ: EQSB) of Wheaton, Md., in a $52.6 million stock swap. The acquisition would expand BB&T's presence in fast-growing Maryland suburbs of Washington, D.C.

          Equitable, with $477 million in assets as of June 30, operates five full-service banking offices in Montgomery and Prince George’s counties.

          The transaction, approved by the directors of both companies, is valued at $36.18 per Equitable share based on BB&T’s closing price Thursday of $36.18. The exchange ratio will be fixed at one BB&T share for each Equitable share.

          “Equitable Bank is a customer-oriented and service-driven financial services company,” said BB&T Chairman and Chief Executive Officer John Allison. “They will fit nicely into our community banking structure where nearly all decisions are made at the local level. This transaction also will enhance our market presence in the strategically important metro Washington area.”

          BB&T has the No. 5 market share in metro Washington, D.C., the nation's leader in per capita income. The Washington-Baltimore metropolitan statistical area is the fourth largest in the country.

MORE

          Founded in 1879, Equitable converted from a mutual savings and loan association to a publicly owned institution in 1993. Earnings were up 69 percent at Equitable for the nine-month period ending June 30.

          In addition to its Wheaton headquarters, Equitable operates two banking offices in Silver Spring and one each in Rockville and Beltsville. Maryland, with a strong high tech industrial base, has the second highest median household income in the U.S.

          Equitable customers will be introduced to BB&T’s strong branch-based sales culture and its broad product and services line, including insurance, mutual funds, trust, online banking, annuities, investment banking, retail brokerage, treasury services, leasing and international banking.

          “Just like BB&T, we have a very long heritage based on the belief that our primary mission is to do absolutely everything we can to help our clients realize their financial dreams,” said Equitable Chief Executive Officer Timothy Veith.

          “By joining forces with BB&T, we’ll be able to offer our customers all the products and services and convenience that the nation’s 14th largest financial services institution can provide. And BB&T’s unique community banking structure will allow us to continue to make nearly all of our own decisions. The best of both worlds.”

          BB&T divides its 11-state banking network into autonomous regions which operate like community banks.

          Equitable board members will be asked to serve on local BB&T regional advisory boards.

          The merger, which is subject to regulatory and Equitable Bank shareholder approval, is expected to be completed in the first quarter of 2003.

          Winston-Salem-based BB&T Corporation operates more than 1,100 banking offices in the Carolinas, Georgia, Virginia, Maryland, West Virginia, Kentucky, Tennessee, Florida, Alabama, Indiana and Washington, D.C.

          With $76.3 billion in assets as of June 30, BB&T Corp. is the nation’s 14th largest financial holding company. Barron’s, a Dow Jones weekly, ranks BB&T as the second highest performing financial institution in the country. More information is available at www.BBandT.com.

          This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections.

          Please refer to BB&T’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T’s forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

          BB&T’s news releases are available at no charge through PR Newswire’s Company News On-Call facsimile service. For a menu of BB&T’s news releases or to retrieve a specific release call 1-800-758-5804, extension 809325.

          The foregoing may be deemed to be offering materials of BB&T Corporation in connection with BB&T’s proposed acquisition of Equitable Bank, on the terms and subject to the conditions in the Agreement and Plan of Reorganization, dated Sept. 26, 2002, between BB&T and Equitable Bank. This disclosure is being made in connection with Regulation of Takeovers and Security Holder Communications (Release Nos. 33-7760 and 34-42055) adopted by the Securities and Exchange Commission (“SEC”).

          Shareholders of Equitable Bank and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4, which BB&T will file with the SEC in connection with the proposed merger because it will contain important information about BB&T, Equitable Bank, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters.

          After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC web site (http://www.sec.gov) and from BB&T and Equitable Bank as follows:

          Alan W. Greer, Shareholder Reporting, BB&T Corporation, P.O. Box 1290, Winston-Salem, NC, 27102. Telephone: (336) 733-3021.

          Timothy F. Veith, Chief Executive Officer, Equitable Bank, 11501 Georgia Ave., Wheaton, Md. 20902. Telephone: (301) 949-6500.

          In addition to the proposed registration statement and proxy statement/prospectus, BB&T and Equitable Bank file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by either company at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C., 20549 or at the SEC’s other public reference rooms in New York and Chicago.

          Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. BB&T and Equitable Bank filings with the SEC are also available to the public from commercial document-retrieval services and on the SEC’s web site at http://www.sec.gov.

BB&T

and
Equitable Bank
Wheaton, Maryland
Expanding a Great Franchise

Analyst Presentation
September 27, 2002

Forward-Looking Information

BB&T  has made forward-looking statements in the accompanying analyst presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of BB&T, and on the information available to management at the time the analyst presentation materials were prepared. In particular, the analyst materials in this report include statements regarding estimated earnings per share of BB&T on a stand alone basis, expected cost savings from the merger, estimated merger or restructuring charges, estimated increases in Equitable Bank’s fee income ratio and net interest margin, the anticipated accretive effect of the merger, and BB&T’s anticipated performance in future periods. With respect to estimated cost savings and merger or restructuring charges, BB&T has made assumptions about, among other things, the extent of operational overlap between BB&T and Equitable Bank, the amount of general and administrative expense consolidation, costs relating to converting Equitable Bank’s bank operations and data processing to BB&T’s systems, the size of anticipated reductions in fixed labor costs, the amount of severance expenses, the extent of the charges that may be necessary to align the companies’ respective accounting policies, and the cost related to the merger. The realization of cost savings and the amount of merger or restructuring charges are subject to the risk that the foregoing assumptions are inaccurate.

Any statements in the accompanying exhibit regarding the anticipated accretive effect of the merger and BB&T’s anticipated performance in future periods are subject to risks relating to, among other things, the following possibilities: (1) expected cost savings from this merger or other previously announced mergers may not be fully realized or realized within the expected time frame; (2) deposit attrition, customer loss or revenue loss following proposed mergers may be greater than expected; (3) competitive pressure among depository and other financial institutions may increase significantly; (4) costs or difficulties related to the integration of the businesses of BB&T and its merger partners, including Equitable Bank, may be greater than expected; (5) changes in the interest rate environment may reduce margins; (6) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality, or a reduced demand for credit; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BB&T and Equitable Bank are engaged; (8) adverse changes may occur in the securities markets; and (9) competitors of BB&T and Equitable Bank may have greater financial resources and develop products that enable such competitors to compete more successfully than BB&T and Equitable Bank.

BB&T believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations. Such statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder value of BB&T following completion of the merger may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond management’s ability to control or predict.

Outline

•	Background and transaction terms
•	Financial data
•	Rationale and strategic objectives
•	Investment criteria
•	Summary

BB&T Corporation (BBT)

•	$77.8 billion financial holding company
•	1,123 branch locations in NC, SC, VA, GA, MD, WV, KY, TN, FL, AL, IN and the District of Columbia

		For 6 months
		ended 06/30/02*
•	ROA	1.75%
•	Cash Basis ROA	1.80%
•	ROE	18.89%
•	Cash Basis ROE	23.70%
•	Cash Basis Efficiency Ratio	50.24%

* Excluding merger-related and restructuring charges

Equitable Bank

•	Equitable Bank is a $477 million federally chartered savings bank headquartered in Wheaton, Maryland
•	Equitable Bank has 5 full-service offices serving Montgomery and Prince George's Counties

		For 9 months
		ended 06/30/02*
•	ROA	.78%
•	Cash Basis ROA	.78%
•	ROE	13.03%
•	Cash Basis ROE	13.03%
•	Cash Basis Efficiency Ratio	54.10%

* Excluding merger-related and restructuring charges / Equitable has a 9/30 year-end

Pro Forma Company Profile

•	Size:	$78.3 billion in assets $17.0 billion in market capitalization*

•	Offices:	NC	333
		VA	244
		GA	118
		KY	107
		SC	94
		WV	89
		MD	81
		TN	38
		FL	14
		DC	7
		AL	2
		IN	1
		Total	1,128

*Based on closing price as of 09/26/02

Terms of the Transaction

Terms of the Transaction

•	Purchase price:	$52.6 million*
•	Consideration:	One share of BB&T stock will be issued for each outstanding share of Equitable Bank stock
•	Structure:	Tax-free exchange of stock equal to 100% of the purchase price
•	Lock-up provision:	Stock option agreement
•	Expected closing:	First quarter 2003

*Based on BB&T’s closing stock price of $36.18 as of 09/26/02

Pricing

•	Purchase price	$52.6	million
•	Price/06-30-02 stated book	1.60	x
•	Price/LTM EPS	14.89	x
•	Price/LTM Core EPS	14.89	x
•	Price/2002 EPS estimate	14.59	x
•	BB&T shares issued	1.45	million

Acquisition Comparables*

Comparable Acquisitions Announced in the Mid-Atlantic since January 1, 2001 with Seller Assets over $50 Million

									Deal Pr/	Deal Pr/
		Date	Seller		Deal Value/	Deal Pr/	Deal	Deal Pr/	LTM	LTM Core
Buyer	Seller	Announced	Total Assets	Deal Value	Assets	Stock Pr	Pr/Bk	Tg Bk	EPS	EPS
			($M)	($M)	(%)	(%)	(%)	(%)	(x)	(x)

NBT Bancorp Inc.	First National Bancorp, Inc.	01/02/2001	109.9	15.7	14.3	NA	173.3	173.3	22.1	NA
Sun Bancorp, Inc.	Guaranty Bank, NA	01/16/2001	120.3	14.7	12.2	NA	206.6	211.9	15.6	NA
Three Rivers Bancorp, Inc.	Pennsylvania Capital Bank	01/31/2001	144.1	20.0	13.9	NA	204.3	204.3	21.3	NA
North Fork Bancorporation, Inc.	Commercial Bank of New York	02/13/2001	1,526.1	175.2	11.5	50.6	167.7	195.0	17.2	17.2
F.N.B. Corporation	Promistar Financial Corporation	06/14/2001	2,056.1	427.9	20.8	25.3	204.2	231.8	22.6	NA
NBT Bancorp Inc.	CNB Financial Corp.	06/19/2001	964.4	135.1	14.0	33.2	209.6	288.2	20.3	18.1
Sovereign Bancorp, Inc.	Main Street Bancorp, Inc.	07/17/2001	1,522.7	171.0	11.2	49.8	188.1	188.1	NM	29.3
Parkvale Financial Corporation	Second National Bank of Masontown	07/30/2001	188.1	36.8	19.6	NA	150.7	150.7	15.4	NA
Provident Bancorp, Inc. (MHC)	National Bank of Florida	11/02/2001	95.4	28.1	29.4	NA	176.7	176.7	24.2	NA
National Bank of Greece, SA	Yonkers Financial Corporation	11/14/2001	571.1	69.6	12.2	7.8	151.8	151.8	16.2	17.3
United National Bancorp	Vista Bancorp, Inc.	11/19/2001	698.8	151.3	21.7	29.5	252.1	253.5	19.6	20.1
Oneida Financial Corp. (MHC)	SBC Financial Corporation	11/21/2001	62.4	11.9	19.1	NA	202.1	202.1	26.6	NA
S&T Bancorp, Inc.	Peoples Financial Corporation, Inc.	03/20/2002	321.7	87.4	27.2	37.3	214.9	217.7	17.1	24.3
Sky Financial Group Inc.	Three Rivers Bancorp, Inc.	05/07/2002	1,010.5	154.7	15.3	28.7	191.8	226.0	19.0	19.8
First Niagara Financial Group, Inc. (MHC)	Finger Lakes Bancorp, Inc.	07/22/2002	387.8	67.1	17.3	49.5	170.9	170.9	25.0	27.8
Banco Comercial Portugues, SA	Interbank of New York	08/02/2002	238.3	35.0	14.7	NA	172.3	202.6	18.0	NA
Partners Trust Financial Group, Inc. (MHC)	Herkimer Trust Corporation, Inc.	08/13/2002	325.1	64.0	19.7	NA	231.1	234.5	20.7	NA

Maximum			2,056.1	427.9	29.4	50.6	252.1	288.2	26.6	29.3
Minimum			62.4	11.9	11.2	7.8	150.7	150.7	15.4	17.2

Average			608.4	98.0	17.3	34.6	192.2	204.6	20.1	21.7

Median			325.1	67.1	15.3	33.2	191.8	202.6	19.9	20.0

Deal Price: $36.18

BB&T Corp	Equitable Bank		476.8	52.6	11.0	34.3	159.6	159.6	14.9	14.9

Over/(Under) Average Comparables					(6.3)	(0.3)	(32.6)	(45.0)	(5.2)	(6.8)

*Source for Acquisition Comparables: SNL Financial

Financial Data

Financial Summary*

For The Year-to-Date Ended:	BB&T	EQSB**
	(06/30/02)	(06/30/02)
ROA	1.75%	.78%
Cash Basis ROA	1.80	.78
ROE	18.89	13.03
Cash Basis ROE	23.70	13.03
Net interest margin (FTE)	4.26	2.47
CB Efficiency ratio	50.24	54.10
Net charge-offs	.47	(0.01)
Reserve/NPLs	210.70	N/A
NPAs/assets	.52	0.00

* Excluding merger-related and restructuring charges
** EQSB has a 9/30 year end

Capital Strength

	BB&T	EQSB
	(06/30/02)	(06/30/02)
Equity/assets	9.3%	6.3%
Leverage capital ratio	7.3%	6.3%
Total risk-based capital	12.8%	12.3%

Rationale For Acquisition

•

BB&T has an announced strategy to pursue in-market (Carolinas/Virginia/West Virginia/DC/Maryland/Georgia/ Kentucky/Tennessee/Florida) and contiguous state acquisitions of high quality banks and thrifts in the $250 million to $10 billion range. The acquisition of Equitable Bank is consistent with this strategy.

•	This acquisition is very consistent with past acquisitions which we have successfully executed, i.e. it fits our model.

•	Equitable Bank gives BB&T additional mass in the high growth and economically attractive markets of Montgomery and Prince George’s Counties.

Strategic Objectives

The key strategic objectives achieved in this acquisition:

•	Provide BB&T with additional mass in the high growth and economically attractive markets of Montgomery and Prince George's Counties
•	Improve efficiency
- 40% cost savings fully realized in the first 12 months of operations following conversion
•	Utilize Equitable Bank's branch franchise to sell BB&T’s broad array of retail and commercial banking products to their existing customer base and expand the reach of the branch beyond Equitable Bank's traditional customer
•	Increase product and market penetration through the use of BB&T’s world standard sales system
•	Leverage on BB&T’s expertise in mortgage production and the cross-sell of mortgage customers into 5+ service households

Franchise Enhancement

•	Acquisition of a $477 million community savings bank that can be significantly leveraged with the addition of BB&T’s broad product line and superior sales system
•	Improves BB&T’s market presence in the strategically important Metro DC area
•	Enhances BB&T’s mortgage lending operations in Maryland

Efficiency Improvement

Targeted Annual Cost Savings
$2.7 million or approximately
40% of Equitable Bank’s expense base

One-Time After-Tax Charges

One-time after-tax merger-related charges
$2.7 million

Economic Vitality Map

Economic Vitality by County
Superior
Excellent
Very Good
Above Average
Average
Below Average
Weak
Poor

Equitable Bank

20

Market Characteristics

•	The Washington-Baltimore CMSA is the nation’s 4th largest CMSA and contains 90% of Maryland’s population
•	Maryland has the 2nd highest median household income and 5th highest per capita personal income in the U.S.
•	Maryland has an advanced high tech industrial base concentrated in biotechnology, telecommunications, and computer science
•	Total employment in Metro DC is projected to expand 19.9% (1993-2005)
•	Metro D.C. is the nation's most highly educated metro area
•	Metro D.C. is the nation's leader in per capita income; 44.2% above the national average

BB&T Investment Criteria

•	Cash Basis EPS (accretive by year 2)
•	GAAP EPS (accretive by year 4)
•	Internal rate of return (15% or better)
•	Cash Basis ROE (accretive by year 3)
•	Cash Basis ROA (accretive by year 3)
•	Tangible book value per share (accretive by year 5)
•	Must not cause combined leverage capital ratio to go below 7%

Criteria are listed in order of importance. There are sometimes trade- offs among criteria.

Assumptions

•	BB&T’s 2002 EPS is based on a First Call estimate of $2.76 and subsequent years are based on 12% income statement and balance sheet growth.
•	EQSB’s 2002 projected financial statements are based on a Corporate Finance-prepared calendar year forecast of $2.48.
•	40% annual cost savings of the 2002 noninterest expense base are used in the valuation.
•	Growth Rates - The balance sheet and income statement items are projected to grow by 0% in year 1, 6% in year 2, 15% in years 3 through 5, and 12% in years 6 through 10 except for the following adjustments:
-- Noninterest Income: EQSB’s core fee income ratio is incrementally raised (prior to the margin enhancement cited below) to 25% by year 10.
-- Net Interest Margin: The core net margin is estimated at 2.49% (non-FTE) in 2002 and then is incrementally raised to 4.00% (non-FTE) by year ten.
•	Projected Net Charge-Off Rate - The net charge-off rate used in the model is 0.10% in 2003, 0.15% in 2004, 0.25% in 2005, 0.30% in 2006, and 0.35% in 2007 and thereafter.
•	Projected Loan Loss Allowance - An allowance of 1.30% is assumed in all years.

Earnings Per Share Impact*

		Accretion		Accretion
		(Dilution)	Pro Forma	(Dilution)
	Pro Forma	Pro Forma	Cash Basis	Pro Forma
	EPS	Shares	EPS	Shares
2003	$3.09	$0.002	$3.15	$0.002
2004	3.46	0.002	3.52	0.003
2005	3.88	0.004	3.94	0.004
2006	4.35	0.006	4.40	0.007
2007	4.87	0.010	4.93	0.010
2008	5.46	0.014	5.52	0.014
2009	6.12	0.019	6.17	0.019
2010	6.86	0.026	6.91	0.025
2011	7.69	0.033	7.74	0.033
2012	8.61	0.043	8.67	0.042
Internal rate of return		25.17%

* Excluding merger-related and restructuring charges

ROE Impact1,2

			Pro Forma
	Pro Forma		Cash Basis
	ROE (%)	Change	ROE (%)	Change
2003	19.22	(0.07)	24.12	0.01
2004	19.15	(0.06)	23.30	0.01
2005	19.01	(0.05)	22.51	0.01
2006	18.84	(0.03)	21.79	0.02
2007	18.68	(0.02)	21.18	0.03
2008	18.55	(0.01)	20.68	0.03
2009	18.43	0.00	20.25	0.04
2010	18.33	0.01	19.88	0.04
2011	18.23	0.02	19.57	0.05
2012	18.15	0.03	19.31	0.05

1 The decrease in ROE results from the build up in equity relative to assets. If consistent with attaining and maintaining a leverage capital ratio of at least 7%, BB&T may choose to leverage the balance sheet further through repurchase of its stock.

2 Excluding merger-related and restructuring charges

ROA Impact*

			Pro Forma
	Pro Forma		Cash Basis
	ROA (%)	Change	ROA (%)	Change
2003	1.68	(0.00)	1.74	(0.00)
2004	1.69	(0.00)	1.74	(0.00)
2005	1.69	(0.00)	1.74	(0.00)
2006	1.69	(0.00)	1.73	(0.00)
2007	1.70	(0.00)	1.73	(0.00)
2008	1.70	(0.00)	1.73	0.00
2009	1.70	0.00	1.73	0.00
2010	1.70	0.00	1.73	0.00
2011	1.71	0.00	1.73	0.00
2012	1.71	0.00	1.73	0.00

* Excluding merger-related and restructuring charges

Book Value/Capital Impact

	Pro Forma		Pro Forma
	Stated Book Value Per Share		Tangible Book Value Per Share		Pro Forma*
		Accretion		Accretion	Leverage
	Stated	(Dilution)	Tangible	(Dilution)	Ratio
2003	$ 17.26	$ 0.07	$ 14.20	$ 0.00	7.46%
2004	19.41	0.07	16.41	0.01	7.74
2005	21.97	0.07	19.02	0.01	8.05
2006	24.83	0.08	21.94	0.01	8.32
2007	28.05	0.08	25.21	0.02	8.56
2008	31.64	0.09	28.86	0.03	8.77
2009	35.68	0.11	32.95	0.04	8.96
2010	40.20	0.12	37.52	0.06	9.13
2011	45.26	0.15	42.64	0.08	9.28
2012	50.94	0.18	48.37	0.11	9.42

*BB&T’s goal is to manage its leverage ratio to between 7% and 8%

Summary

•	The acquisition of Equitable Bank is a strong strategic fit:
– It helps accomplish our goal of strengthening our Maryland / Metro DC market
– It fits culturally and geographically
– This is the type of merger we have consistently, successfully executed
•	Overall Investment Criteria are met:
– Cash and GAAP Basis EPS accretive in year 1
– IRR 25.17%
– Cash ROE accretive in year 1
– Cash ROA accretive in year 6
– Tangible book value accretive in year 1
– Combined leverage ratio remains above 7%

Appendix

•	Historical Financial Data
•	Glossary
•	Where to go for additional information about BB&T, Equitable Bank and the merger

Equitable Bank
Financial Summary

							Nine months	Nine months	6/30/02
							ended	ended	vs.
		%		%		%	June 30,	June 30,	6/30/01
Earnings Summary (In thousands)	Y/E 9/30/1999	Change	Y/E 9/30/2000	Change	Y/E 9/30/2001	Change	2001	2002	% change

Interest Income (FTE)
Interest on loans & leases	$19,298	13.9%	$23,958	24.1%	$25,005	4.4%	$18,936	$17,406	-8.1%
Interest & dividends on securities	7,588	12.7%	8,133	7.2%	8,275	1.7%	6,290	4,974	-20.9%
Interest on temporary investments	--	N/A	--	N/A	--	N/A	--	--	N/A

Total interest income (FTE)	26,886	13.6%	32,091	19.4%	33,280	3.7%	25,226	22,379	-11.3%

Interest Expense
Interest expense on deposit accounts	13,654	5.3%	15,569	14.0%	16,816	8.0%	12,844	9,125	-29.0%
Interest on borrowings	4,537	N/A	7,352	62.0%	7,220	-1.8%	5,629	4,585	-18.5%

Total interest expense	18,191	11.4%	22,921	26.0%	24,036	4.9%	18,473	13,710	-25.8%

Net interest income	8,695	18.6%	9,170	5.5%	9,244	0.8%	6,753	8,669	28.4%
Provision for loan losses	110	-7.6%	51	-53.6%	(23)	-144.4%	48	68	42.8%

Net interest income after provision	8,585	19.0%	9,119	6.2%	9,267	1.6%	6,705	8,601	28.3%

Noninterest Income
Service charges on deposit accounts	345	2.1%	335	-2.9%	329	-1.9%	244	279	14.3%
Non-deposit fees and commissions	306	-19.2%	250	-18.3%	233	-6.9%	175	156	-10.9%
G / (L) on sale of real estate & securities	(67)	-103.7%	(3)	-94.9%	1	-129.1%	1	--	-100.0%
Other operating income	157	-81.6%	44	-71.7%	250	463.4%	157	415	164.5%

Total noninterest income	741	-78.0%	626	-15.5%	813	29.8%	576	849	47.4%

Noninterest Expense
Personnel	2,885	9.6%	3,165	9.7%	3,521	11.2%	2,540	2,831	11.4%
Occupancy & equipment	671	-20.8%	661	-1.4%	755	14.1%	548	596	8.7%
Other operating expenses	1,761	-7.4%	1,765	0.2%	2,017	14.3%	1,523	1,500	-1.5%

Total noninterest expense	5,317	-1.2%	5,591	5.2%	6,292	12.5%	4,611	4,927	6.9%

Net income before taxes	4,009	-23.0%	4,154	3.6%	3,787	-8.8%	2,671	4,523	69.4%
Income taxes	1,565		1,583		1,462		1,025	1,747

Net income before nonrecurring charges	2,444	-23.5%	2,571	5.2%	2,325	-9.5%	1,645	2,776	68.7%

Nonrecurring charges	--		--		--		--	--

Net income	$2,444	-23.5%	$2,571	5.2%	$2,325	-9.5%	$1,645	$2,776	68.7%

Equitable Bank
Financial Summary

							Nine months	Nine months	6/30/02
							ended	ended	vs.
		%		%		%	June 30,	June 30,	6/30/01
	Y/E 9/30/1999	Change	Y/E 9/30/2000	Change	Y/E 9/30/2001	Change	2001	2002	Change

Average Balance Sheet
(In thousands)
Assets
Loans	$269,273	19.3%	$328,630	22.0%	$339,394	3.3%	$336,490	$342,680	1.8%
Securities	124,391	20.1%	124,167	-0.2%	126,855	2.2%	128,410	125,590	-2.2%
Other earning assets	--	N/A	--	N/A	--	N/A	--	--	N/A

Total interest-earning assets	393,664	19.6%	452,797	15.0%	466,249	3.0%	464,900	468,270	0.7%

Goodwill & other intangibles	--	N/A	--	N/A	--	N/A	--	--	N/A
Other assets	1,758	-75.4%	3,824	117.5%	4,472	16.9%	4,768	5,041	5.7%

Total assets	$395,422	17.5%	$456,621	15.5%	$470,721	3.1%	$469,668	$473,311	0.8%

Net interest margin	2.21%		2.03%		1.98%	-2.1%	1.94%	2.47%	27.5%
Liabilities & Shareholders' Equity
Interest-bearing deposits:
Money Market & NOW	$36,155	-0.9%	$33,901	-6.2%	$32,575	-3.9%	$32,464	$38,149	17.5%
Savings	7,316	-12.9%	6,508	-11.0%	5,880	-9.6%	5,887	5,891	0.1%
CD's and other time	235,734	13.9%	258,000	9.4%	271,813	5.4%	269,933	267,090	-1.1%

Total interest-bearing deposits	279,205	10.8%	298,409	6.9%	310,268	4.0%	308,284	311,130	0.9%
Borrowed funds	88,767	44.2%	126,454	42.5%	125,028	-1.1%	126,960	123,340	-2.9%

Total interest-bearing liabilities	367,972	17.4%	424,863	15.5%	435,296	2.5%	435,244	434,470	-0.2%
Demand deposits	3,202	22.3%	4,455	39.1%	5,343	19.9%	4,968	6,650	33.9%
Other liabilities	3,569	23.4%	4,047	13.4%	4,418	9.2%	4,112	3,784	-8.0%

Total liabilities	374,743	17.5%	433,365	15.6%	445,057	2.7%	444,324	444,904	0.1%

Common equity	20,679	18.9%	23,256	12.5%	25,664	10.4%	25,344	28,407	12.1%

Total equity	20,679	18.9%	23,256	12.5%	25,664	10.4%	25,344	28,407	12.1%

Total liabilities & shareholders' equity	$395,422	17.5%	$456,621	15.5%	$470,721	3.1%	$469,668	$473,311	0.8%

Equitable Bank
Financial Summary

							Nine months	Nine months	6/30/02
							ended	ended	vs.
		%		%		%	June 30,	June 30,	6/30/01
	Y/E 9/30/1999	Change	Y/E 9/30/2000	Change	Y/E 9/30/2001	Change	2001	2002	Change

Ratio Analysis
ROA	0.62%		0.56%		0.49%		0.47%	0.78%
ROCE	11.82%		11.05%		9.06%		8.66%	13.03%
Efficiency ratio	57.2%		59.0%		64.2%		64.3%	54.1%
Adj. noninterest income / Adj. revenues	8.5%		6.4%		8.1%		7.8%	8.9%
Average equity / Average assets	5.2%		5.1%		5.5%		5.4%	6.0%

Credit Quality
(In thousands)
Beginning	$641		$725		$755		$755	$741

Provision	110		51		(23)		48	68
Acquired allowance	--		--		--		--	--
Net charge-offs	(26)		(22)		8		2	10

Ending allowance	$725		$755		$741		$805	$819

Allowance	0.23%		0.22%		0.21%		0.24%	0.24%
Charge-off rate	0.01%		0.01%		0.00%		0.00%	-0.01%

Period end loans & leases (includes loans held for sale)	$311,512	28.5%	$339,070	8.8%	$346,776	2.3%	$334,918	$341,831	2.1%
Period end common equity	$21,920	12.7%	$24,515	11.8%	$26,976	10.0%	$26,248	$29,821	13.6%
Period end total assets	$438,832	21.9%	$465,199	6.0%	$477,873	2.7%	$469,611	$476,808	1.5%

Glossary

Return on Assets – Earnings (excluding merger-related and restructuring charges) for the period as a percentage of average assets for the period.

Return on Equity – Earnings (excluding merger-related and restructuring charges) for the period as a percentage of average common equity for the period.

Cash Basis Performance Results and Ratios – These calculations exclude the effect on net income of amortization expense applicable to certain intangible assets. The ratios also exclude the effect of the unamortized balances of these intangibles from assets and equity.

Efficiency Ratio – calculated as noninterest expense (excluding merger-related and restructuring charges) as a percentage of the sum of net interest income (excluding merger-related and restructuring charges) on a fully taxable equivalent basis and noninterest income (excluding merger-related and restructuring charges).

Leverage Capital Ratio – Common shareholders’ equity excluding unrealized securities gains and losses and certain intangible assets as a percentage of average assets for the most recent quarter less certain intangible assets.

Total Risk-Based Capital Ratio – The sum of shareholders’ equity, a qualifying portion of subordinated debt and a qualifying portion of the allowance for loan and lease losses as a percentage of risk-weighted assets.

Net Charge-Off Ratio – Loan losses net of recoveries as a percentage of average loans and leases.

Internal Rate of Return – The interest rate that equates the present value of future returns to the investment outlay. An investment is considered acceptable if its IRR exceeds the required return. The investment is defined as the market value of the stock and/or other consideration to be received by the selling shareholders.

Certain of the ratios discussed above may be annualized if the applicable periods are less than a full year.

The foregoing may be deemed to be offering materials of BB&T Corporation in connection with BB&T’s proposed acquisition of Equitable Bank on the terms and subject to the conditions in the Agreement and Plan of Reorganization, dated September 27, 2002, between BB&T and Equitable Bank. This filing is being made in connection with Regulation of Takeovers and Security Holder Communications (Release #‘s 33-7760 and 34-42055) adopted by the Securities and Exchange Commission (“SEC”).

Shareholders of Equitable Bank and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 which BB&T will file with the SEC in connection with the proposed merger because it will contain important information about BB&T, Equitable Bank, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC’s web site (http://www.sec.gov) and from EQSB and BB&T as follows:

Tim Veith	Alan W. Greer
Chief Executive Officer	Shareholder Reporting
Equitable Bank	BB&T Corporation
11501 Georgia Avenue	Post Office Box 1290
Wheaton, Maryland 20902	Winston-Salem, North Carolina 27102
Phone: (301) 929-5420	Phone: (336) 733-3021

In addition to the proposed registration statement and proxy statement/prospectus, BB&T and EQSB file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by either company at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC’s other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. BB&T’s and EQSB’s filings with the SEC are also available to the public from commercial document-retrieval services and on the SEC’s web site at http://www.sec.gov.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                           BB&T CORPORATION
                                                                           (Registrant)

                                                                           By: /S/ SHERRY A. KELLETT

                                                                           Sherry A. Kellett
                                                                           Senior Executive Vice President and Controller
                                                                           (Principal Accounting Officer)

Date: September 27, 2002